SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):

March 22, 2006

McCormick & Company, Incorporated

(Exact name of registrant as specified in its charter)

Maryland	0-748	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18 Loveton Circle
Sparks, Maryland		21152
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 22, 2006, the Board of Directors (the “Board”) of McCormick & Company, Incorporated (the “Company”) approved a restatement and amendment to the By-Laws of the Company Restated as of September 17, 2002 and Amended as of January 27, 2004, revising Article II, paragraph 4 to state as follows:

4.             Annual Meeting.  An annual meeting for the election of Directors and for the transaction of such other business as may be properly brought before the meeting shall be held on the last Wednesday in March of every year beginning with the year 2007.”

Previously, an annual meeting was to be held on the fourth Wednesday in March of every year.  The By-Laws of McCormick & Company, Incorporated Restated and Amended on March 22, 2006, are effective March 22, 2006 and are attached as Exhibit 3(i) to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

3(i)  The By-Laws of McCormick & Company, Incorporated Restated and Amended on March 22, 2006

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                McCORMICK & COMPANY, INCORPORATED

Date: March 27, 2006	By:	/s/ Robert W. Skelton
Robert W. Skelton
Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit Number	Exhibit Description

3(i)	The By-Laws of McCormick & Company, Incorporated Restated and Amended on March 22, 2006